Exhibit 99.20
                                -------------
                Computational Materials and/or ABS Term Sheets

LTV :                                     Fixed $        2/28 $             3/27 $         5/25 $         Other
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
                        Below 70                      $26,428,719.12      $43,531,628.79                $314,655.21
                     70.01 to 75                      $12,583,329.21      $27,021,178.62                $167,836.70
                     75.01 to 80                      $46,591,956.59      $71,082,280.23                $364,366.13
                     80.01 to 85                      $18,015,117.44      $36,228,694.09                $659,772.26
                     85.01 to 90                      $26,579,073.77      $56,352,156.69              $1,478,630.91
                     90.01 to 95                      $15,911,905.87      $31,505,270.73                $664,831.39
                    95.01 to 100                      $35,605,760.79      $48,882,752.33                $104,913.92
                     100.01 plus
                                         ==========  ===============     ===============  =========  ===============

FICO:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
                       below 549                      $15,907,255.96      $36,994,054.87              $1,634,583.05
                      550 to 574                      $21,011,862.36      $35,246,844.85              $1,335,283.53
                      575 to 599                      $41,470,651.10      $71,527,727.12                $585,485.31
                      600 to 624                      $56,464,222.86      $93,468,343.82                      $0.00
                      625 to 649                      $34,342,533.42      $58,798,103.93                $199,654.63
                      650 to 674                       $6,533,170.40       $9,349,273.15                      $0.00
                      675 to 699                       $3,484,854.90       $5,378,509.57                      $0.00
                        700 plus                       $2,501,311.79       $3,841,104.17                      $0.00
                                         ==========  ===============     ===============  =========  ===============

Property Type:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
          Single-Family Detached                     $132,185,681.20     $228,259,863.20              $2,605,872.65
                             PUD                      $32,706,238.60      $54,859,254.32                $564,183.85
                           Condo                      $10,055,971.46      $18,763,189.95                $275,210.46
                  2+ Family Det.                       $6,767,971.53      $12,721,653.92                $309,739.56
              Manufactured House
                           Other
                                         ==========  ===============     ===============  =========  ===============

Purpose:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
                        Purchase                      $66,900,892.13      $84,916,292.50                $233,511.00
             Refinance rate/term                       $1,935,791.30       $6,646,282.27                $269,731.21
Cash Out Refi (COF) Below 70 LTV                      $25,755,331.87      $42,440,273.96                $314,655.21
      COF with  LTV  70.01 to 75                      $10,852,276.87      $25,508,687.51                $167,836.70
      COF with  LTV  75.01 to 80                      $29,420,817.07      $52,644,310.04                $364,366.13
      COF with  LTV  80.01 to 85                      $16,862,444.61      $34,148,367.04                $659,772.26
      COF with  LTV  85.01 to 90                      $22,564,669.18      $45,712,698.34              $1,350,033.83
      COF with  LTV  90.01 to 95                       $6,142,728.97      $17,309,539.38                $395,100.18
       COF with LTV 95.01 to 100                       $1,280,910.79       $5,277,510.44                      $0.00
     COF with   LTV  100.01 plus
                           Other
                                         ==========  ===============     ===============  =========  ===============
Occupancy Status:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
                  Owner Occupied                     $176,122,157.20     $308,360,132.40              $3,755,006.52
                        2nd Home                       $2,332,662.52       $2,934,715.83                      $0.00
                      Investment                       $3,261,043.07       $3,309,113.22                      $0.00
                          Other
                                         ==========  ===============     ===============  =========  ===============

Loan Balance:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
                    Below 50,000                         $100,454.53         $141,221.42                      $0.00
            50,000.01 to 100,000                       $3,219,360.14      $10,381,246.80                      $0.00
           100,000.01 to 150,000                      $16,220,013.69      $43,756,669.15                $492,537.08
           150,000.01 to 200,000                      $31,434,085.46      $58,313,490.19              $1,036,774.67
           200,000.01 to 400,000                     $104,675,020.50     $179,148,017.00              $1,795,076.04
           400,000.01 to 500,000                      $17,146,325.65      $17,253,716.92                $430,618.73
           500,000.01 to 600,000                       $8,260,602.73       $4,351,600.00                      $0.00
         600,000.01 to 1,000,000                         $660,000.00       $1,258,000.00                      $0.00
          1,000,000.01 and above
                                         ==========  ===============     ===============  =========  ===============
Loan Term:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------

                       >30 Years
                        30 Years                     $181,715,862.70     $314,603,961.40              $3,755,006.52
                        20 Years
                        15 Years
                           Other
                                         ==========  ===============     ===============  =========  ===============

Documentation Type:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
               Full Documentation                    $122,399,549.60     $249,920,425.80              $2,002,212.82
            Limited Documentation
    Stated Docs with LTV below 70                     $13,116,906.26      $13,419,362.77                $314,655.21
 Stated Docs with LTV 70.01 to 75                      $6,406,330.84       $9,906,224.65                      $0.00
 Stated Docs with LTV 75.01 to 80                     $22,642,914.78      $21,847,138.41                $199,654.63
 Stated Docs with LTV 80.01 to 85                      $5,650,195.36       $6,425,581.40                $309,739.56
 Stated Docs with LTV 85.01 to 90                      $9,258,649.57      $10,098,881.75                $781,595.63
 Stated Docs with LTV 90.01 to 95                      $1,142,204.23       $2,578,902.31                $147,148.67
Stated Docs with LTV 95.01 to 100                      $1,099,112.13         $407,444.33                      $0.00
Stated Docs with LTV above 100.01
                            Other
                                         ==========  ===============     ===============  =========  ===============

Lien Status:
----------------------------------       ----------  ---------------     ---------------  ---------  ---------------
                          1st Lien                   $181,715,862.70     $314,603,961.40              $3,755,006.52
   Second Liens with LTV below  85
Second Liens with LTV  85.01 to 90
Second Liens with LTV  90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01
                                         ==========  ===============     ===============  =========  ===============

Interest Only:
---------------------------------        ----------  ---------------     ---------------  ---------  ---------------
         Dollar of Mortgage Type                      $82,864,077.55     $114,345,955.30
                       Ave. FICO                              608.52              611.61
                        Ave. LTV                              84.38%              84.78%
                   % Stated Docs                              10.58%               9.21%
                     % Full Docs                              31.44%              48.77%
                                         ==========  ===============     ===============  =========  ===============



MH Stratification:
----------------------------------
Total Balance      $197,210,032.94
% Pool Balance             39.44%
Ave. FICO                  610.31
Ave. LTV                   84.61%
% Full Docs                80.21%
----------------------------------


Silent Seconds Stratification:
----------------------------------
Total Balance      $55,762,359.50
% Pool Balance             11.15%
Ave. FICO                  634.37
Ave. LTV                   79.36%
% Full Docs                63.22%
----------------------------------


Second Lien Stratification:
----------------------------------
Total Balance               $0.00
% Pool Balance              0.00%
Ave. FICO
Ave. LTV
% Full Docs
----------------------------------


LTV Above 90 Stratification:
----------------------------------
Total Balance      $132,675,435.03
% Pool Balance             26.53%
Ave. FICO                  608.05
Ave. LTV                   98.01%
% Full Docs                95.95%
----------------------------------